Exhibit 99.2

Unaudited pro forma condensed consolidated financial statements

On December 14, 2009, Boston Private Financial Holdings, Inc. (the “Company”) announced that its wholly-owned subsidiary, BPFH Manager, L.L.C. (“BPFH LLC”), completed the redemption of all of its interests in Westfield Capital Management Company, L.P. (“Westfield”), pursuant to a Redemption Agreement entered into on October 6, 2009 by the Company, Westfield, and WMS General Partner LLC as previously reported in the Company’s Current Report on Form 8-K filed on October 7, 2009.

In the Company’s Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2009, the Company’s unaudited consolidated balance sheet and unaudited consolidated statement of operations included the results of Westfield in discontinued operations. The following unaudited pro forma balance sheet of the Company as of September 30, 2009 has been prepared as if the transaction described above had occurred on September 30, 2009. The following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2009 and for the year ended December 31, 2008 have been prepared as if the transaction described above had occurred on January 1, 2008.

The unaudited pro forma condensed combined financial statements have been prepared by the management of the Company for illustrative purposes only and are not necessarily indicative of the condensed consolidated financial position or results of operations in future periods or the results that actually would have been realized had the Company completed this transaction during the specified periods. The pro forma adjustments are based on the information available at the time of the preparation of this document. The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the Company’s historical consolidated financial statements included in its Annual Report on Form 10-K for its year ended December 31, 2008 and in its Quarterly Report on Form 10-Q for its quarter ended September 30, 2009.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

OF BOSTON PRIVATE FINANCIAL HOLDINGS, INC. AND

THE DISPOSITION OF WESTFIELD CAPITAL MANAGEMENT COMPANY, LP

As of September 30, 2009

	As Reported	Less: Westfield	Pro Forma Adjustments	Eliminations and Other	Pro Forma	Ref.(s) (Note x)
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$478,728	$—	$58,500	$—	$537,228	(1)
Investment securities and other interest bearing certificates of deposit	644,420	—	—	—	644,420
Loans held for sale	18,308	—	—	—	18,308
OREO and other repossessed assets	16,442	—	—	—	16,442
Total loans	4,330,373	—	—	—	4,330,373
Less: Allowance for loan losses	73,010	—	—	—	73,010

Net loans	4,257,363	—	—	—	4,257,363
Stock in Federal Home Loan Banks	47,490	—	—	—	47,490
Premises and equipment, net	29,043	—	—	—	29,043
Goodwill and intangible assets, net	149,134	—	—	—	149,134
Other assets	188,475	—	5,000	—	193,475	(2)
Assets of discontinued operations	40,186	40,186	—	2,008	2,008	(3	),(4)

Total assets	$5,869,589	$40,186	$63,500	$2,008	$5,894,911

Liabilities:
Deposits	$4,141,023	$—	$—	$—	$4,141,023
Total Borrowings	956,158	—	—	—	956,158
Other liabilities	82,145	—	19,588	—	101,733	(5)
Liabilities of discontinued operations	19,147	21,155	—	2,008	—	(3	),(4)

Total liabilities	5,198,473	21,155	19,588	2,008	5,198,914

Redeemable Noncontrolling Interests	51,940	—	—	—	51,940

Total Company’s stockholders’ equity	615,676	15,531	43,912	—	644,057	(6)

Noncontrolling interests	3,500	3,500	—	—	—

Total stockholders’ equity	619,176	19,031	43,912	—	644,057

Total liabilities, redeemable noncontrolling interests and stockholders’ equity	$5,869,589	$40,186	$63,500	$2,008	$5,894,911

See accompanying notes to unaudited pro forma condensed combined financial statements.

(1)	$58.5 million in cash was received by the Company for the redemption of its interests in Westfield.
(2)	Dividends receivable from Westfield accrued by the Company of $5.0 million.
(3)	Assets and liabilities of Westfield were included in assets and liabilities of discontinued operations at September 30, 2009.
(4)	Deferred tax liabilities of discontinued operations would have been reclassified to deferred tax assets of discontinued operations at September 30, 2009.
(5)	Taxes payable on the gain on redemption.
(6)	Net proceeds from the redemption.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

OF BOSTON PRIVATE FINANCIAL HOLDINGS, INC. AND

THE DISPOSITION OF WESTFIELD CAPITAL MANAGEMENT COMPANY, LP

For the Nine Months Ended

September 30, 2009

	Historical	Westfield (7)	Pro forma Adjustments	Pro forma	Ref.(s) (Note x)
	(In thousands, except share data)
Interest and dividend income:
Loans	$174,284	$—	$—	$174,284
Other interest and dividend income	21,335	—	570	21,905	(8)

Total interest and dividend income	195,619	—	570	196,189

Interest expense:
Deposits	46,001	—	—	46,001
Other interest expense	31,190	—	—	31,190

Total interest expense	77,191	—	—	77,191

Net interest income	118,428	—	570	118,998
Provision for loan losses	31,155	—	—	31,155

Net interest income after provision for loan losses	87,273	—	570	87,843

Fees and other income:
Investment management and trust fees	39,489	—	—	39,489
Other fees and income	44,596	—	—	44,596

Total fees and other income	84,085	—	—	84,085

Operating expense:
Salaries and employee benefits	95,272	—	—	95,272
Occupancy and equipment	19,837	—	—	19,837
Other operating expenses	50,110	—	—	50,110

Total operating expense	165,219	—	—	165,219

Income before income taxes	6,139	—	570	6,709
Income tax expense	1,629	—	228	1,857	(9)

Net income from continuing operations	4,510	—	342	4,852
Loss per share attributable to the Company’s common shareholders:
Loss per share from continuing operations:
Basic and diluted loss per share (10)	$(0.37)	$—	$0.01	$(0.36)
Average basic and diluted common shares outstanding	67,033,585	67,033,585	67,033,585	67,033,585

See accompanying notes to unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2009.

(7)	Results of operations for the nine months ended September 30, 2009 for Westfield Capital Management, LP were included in discontinued operations in the September 30, 2009 Quarterly Report on Form 10-Q.
(8)	Nine months ended September 30, 2009 pro forma interest income on $58.5 million cash received with an effective yield of approximately 1.3%.
(9)	Tax expense of $0.2 million (statutory marginal tax rate of 40%) for the pro forma interest income earned on the $58.5 million cash received.
(10)	Net income from continuing operations was adjusted by ($26.4) million in non-cash charges to arrive at the net loss attributable to common shareholders for the loss per share calculation for the nine months ended September 30, 2009.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

OF BOSTON PRIVATE FINANCIAL HOLDINGS, INC. AND

THE DISPOSITION OF WESTFIELD CAPITAL MANAGEMENT COMPANY, LP

For the Twelve Months Ended

December 30, 2008

	Historical	Westfield	Pro forma Adjustments	Pro forma	Ref.(s) (Note x)
	(In thousands, except share data)
Interest and dividend income:
Loans	$339,139	$—	$—	$339,139
Other interest and dividend income	33,592	(275)	995	34,312	(11)

Total interest and dividend income	372,731	(275)	995	373,451

Interest expense:
Deposits	106,445	—	—	106,445
Other interest expense	64,279	—	—	64,279

Total interest expense	170,724	—	—	170,724

Net interest income	202,007	(275)	995	202,727
Provision for loan losses	211,474	—	—	211,474

Net interest (loss)/income after provision for loan losses	(9,467)	(275)	995	(8,748)

Fees and other income:
Investment management and trust fees	154,792	(73,730)	—	81,062
Other fees and income	74,710	3,486	—	78,196

Total fees and other income	229,502	(70,244)	—	159,258

Operating expense:
Salaries and employee benefits	202,517	(37,040)	—	165,477
Westfield re-equitization awards	66,000	(66,000)	—	—
Occupancy and equipment	35,969	(1,373)	—	34,596
Impairment of goodwill and intangibles	286,763	—	—	286,763
Other operating expenses	86,607	(4,776)	—	81,831

Total operating expense	677,856	(109,189)	—	568,667

Income/(loss) before income taxes	(457,821)	38,670	995	(418,157)
Income tax expense/(benefit)	(69,069)	(11,450)	398	(80,121)	(12)

Net income/(loss) from continuing operations	(388,752)	50,120	597	(338,035)
Loss per share attributable to the Company’s common shareholders:
Loss per share from continuing operations:
Basic and diluted loss per share (13)	$(8.87)	$1.05	$0.01	$(7.81)
Average basic and diluted common shares outstanding	48,020,964	48,020,964	48,020,964	48,020,964

See accompanying notes to unaudited pro forma condensed consolidated statement of operations for the twelve months ended December 31, 2008.

(11)	Twelve months ended December 31, 2008 pro forma interest income on $58.5 million cash received with an effective yield of approximately 1.7%.
(12)	Tax expense of $0.4 million (statutory marginal tax rate of 40%) for the pro forma interest income earned on the $58.5 million cash received.
(13)	Net (loss)/gain from continuing operations was adjusted by $(33.0) million in non-cash charges to arrive at the net loss attributable to common shareholders for loss per share calculation for the twelve months ended December 31, 2008.

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